UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

ENERGIZER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51151	20-0803515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada	M5H 3L5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

Item 3.02 – Unregistered Sale of Equity Securities

On May 4, 2015, Energizer Resources Inc. (“Energizer” or the “Company”) closed its private placement offering (the “Offering”) of 20,550,998 special warrants of the Company (the “Special Warrants”) at a price of C$0.12 per Special Warrant, representing aggregate gross proceeds of approximately C$2.5 million. Each Special Warrant entitles the holder to acquire, for no additional consideration, one unit (a “Unit”) of Energizer, with each Unit comprised of one common share (a “Common Share”) of Energizer and one-half of one common share purchase warrant (each whole common share purchase warrant, a “Warrant”) of Energizer. Each Warrant entitles the holder thereof to purchase one Common Share of Energizer (a “Warrant Share”) at a price of US$0.14 per Common Share until May 4, 2018.

The Special Warrants will be deemed to be exercised without payment of additional consideration or further action, on the earlier of: (i) the third business day following the day upon which the Company obtains a receipt for a final prospectus (the “Final Prospectus”) qualifying the underlying Common Shares, Warrants, Warrant Shares (collectively the “Underlying Securities”) from the securities regulatory authority in each of the provinces of British Columbia, Ontario, Alberta (and further provided that the Company has filed (and has in effect) a resale registration statement (the “Registration Statement”) in the United States with the Securities and Exchange Commission relating to the Underlying Securities; and (ii) November 4, 2015.

The Company will use its commercially reasonable efforts to (i) file and obtain a receipt for the Final Prospectus and (ii) file (and have in effect) the Registration Statement as soon as reasonably practicable. If the Company fails to obtain a final receipt for the Final Prospectus and file (and have in effect) the Registration Statement by August 4, 2015, the holders of Special Warrants will be entitled to receive 1.1 Common Shares (instead of one Common Share) and 0.55 of a Warrant (instead of 0.5 of a Warrant) on the deemed exercise of the Special Warrants.

From the date hereof, subject to the receipt of a Final Prospectus in all qualifying jurisdictions and the filing and effectiveness of the Registration Statement, (i) the Special Warrants and the underlying Common Shares and underlying Warrants will be subject to a minimum six-month hold period as required by U.S. securities laws, and will also be subject to a four-month and one day hold period (which will run concurrently with the six-month hold period) as required by Canadian securities laws and (ii) the common shares underlying the Warrants will be subject to additional hold periods that shall commence on the date the Underlying Warrants are exercised.

The securities described herein have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States or to U.S. persons unless an exemption from registration is available. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Securities Act on the basis that the sale of the securities was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Securities Act and that the securities may not be offered or sold in the

United States unless the securities are registered under the Securities Act or pursuant to an exemption from the Securities Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act and could not be resold without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Item 7.01.  Regulation FD Disclosure.

The Company, on May 4, 2015, announced the closing of private placement of Special Warrants raising gross proceeds of approximately C$2.5 million. A copy of the press release is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K and is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of May 4, 2015

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER RESOURCES INC.

Date: May 7, 2015	By:	/s/ Peter D. Liabotis
Peter D. Liabotis
Chief Financial Officer

99.1

Energizer Resources Closes Private Placement Equity Financing

NEWS RELEASE – May 5, 2015

Energizer Resources Inc. (TSX: EGZ) (OTCQX: ENZR) (WKN: A1CXW3) (“Energizer” or the “Company”) is pleased to announce that it has closed its previously announced private placement offering (the “Offering”) of 20,550,998 special warrants of the Company (the “Special Warrants”) at a price of C$0.12 per Special Warrant, representing aggregate gross proceeds of approximately C$2.5 million.

Each Special Warrant entitles the holder to acquire, for no additional consideration, one unit (a “Unit”) of Energizer, with each Unit comprised of one common share (a “Common Share”) of Energizer and one-half of one common share purchase warrant (each whole common share purchase warrant, a “Warrant”) of Energizer. Each Warrant entitles the holder thereof to purchase one Common Share of Energizer (a “Warrant Share”) at a price of US$0.14 per Common Share until May 4, 2018.

The Special Warrants will be deemed to be exercised without payment of additional consideration or further action, on the earlier of: (i) the third business day following the day upon which the Company obtains a receipt for a final prospectus (the “Final Prospectus”) qualifying the underlying Common Shares, Warrants, Warrant Shares (collectively the “Underlying Securities”) from the securities regulatory authority in each of the provinces of British Columbia, Ontario, Alberta and further provided that the Company has filed (and has in effect) a resale registration statement (the “Registration Statement”) in the United States with the Securities and Exchange Commission relating to the Underlying Securities; and (ii) November 4, 2015.

The Company will use its commercially reasonable efforts to (i) file and obtain a receipt for the Final Prospectus and (ii) file (and have in effect) the Registration Statement as soon as reasonably practicable.

If the Company fails to obtain a final receipt for the Final Prospectus and file (and have in effect) the Registration Statement by August 4, 2015, the holders of Special Warrants will be entitled to receive 1.1 Common Shares (instead of one Common Share) and 0.55 of a Warrant (instead of 0.5 of a Warrant) on the deemed exercise of the Special Warrants.

The Offering was led by Secutor Capital Management Corporation.

The net proceeds of the Offering are anticipated to be used to further develop the Molo Graphite Project and for general working capital purposes.

From the date hereof, subject to the receipt of a Final Prospectus in all qualifying jurisdictions and the filing and effectiveness of the Registration Statement, (i) the Special Warrants and the underlying Common Shares and underlying Warrants will be subject to a minimum six-month hold period as required by U.S. securities laws, and will also be subject to a four-month and one day hold period (which will run concurrently with the six-month hold period) as required by Canadian securities laws and (ii) the common shares underlying the Warrants will be subject to additional hold periods that shall commence on the date the Underlying Warrants are exercised.

This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities offered have not been registered under the U.S. Securities Act of 1933, as amended, or any other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ABOUT ENERGIZER RESOURCES

Energizer Resources is a mineral exploration and mine development company based in Toronto, Canada, that is developing its 100%-owned, feasibility-stage flagship Molo Graphite Project in southern Madagascar.

For further information contact:

Brent Nykoliation, Senior Vice President, Corporate Development: +1.416.364.4911

Email:  bnykoliation@energizerresources.com

or Craig Scherba, President and COO: cscherba@energizerresources.com

Safe Harbour: This press release contains statements that may constitute “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation. These statements relate to the filing of a preliminary and final prospectus, the filing of a registration statement in the United States, and the use of proceeds of the Offering. Readers are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by the Company and described in the forward-looking statements contained in this press release. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what benefits the Company will derive there from. The forward-looking statements contained in this news release are made as at the date of this news release and the Company does not undertake any obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.